Exhibit 10.39



                                   ALLONGE TO
                               EQUIPMENT LOAN NOTE


This modification made this 8th day of December, 2000 to the Equipment Loan Note dated June 10, 1999, payable to the order of SUMMIT BANK ("Note") and to which Note these presents are so firmly affixed as to become a part thereof.

Notwithstanding anything to the contrary set forth in the Note, the last sentence of the second paragraph of the Note is hereby amended to read as follows:

          The term "Conversion Date" is defined as a date which is no more than twenty-one (21) months from the date hereof.

Except as specifically modified herein, all of the terms and conditions of the Note shall remain in full force and effect and any term in initial capitals and not otherwise defined herein shall have the meaning ascribed thereto in the Note.


Witness:                                     OSTEOTECH, INC.
                                             A Delaware Corporation

Linda M. Savoca                              By: /s/ Michael J. Jeffries
---------------                                  -------------------------------
                                                 MICHAEL J. JEFFRIES
                                                 Executive Vice President


Witness:                                     OSTEOTECH INVESTMENT CORPORATION
                                             A New Jersey Corporation


Linda M. Savoca                              By: /s/ Michael J. Jeffries
---------------                                  -------------------------------
                                                 MICHAEL J. JEFFRIES
                                                 Executive Vice President


Witness:                                     CAM IMPLANTS, INC.
                                             A Colorado Corporation

Linda M. Savoca                              By: /s/ Michael J. Jeffries
---------------                                  -------------------------------
                                                 MICHAEL J. JEFFRIES
                                                 Chief Financial Officer

Signatures continued ......

 .................. continuation of signatures to Allonge to Equipment Loan Note


Witness:                                     OSTEOTECH, B.V.
                                             A Company of The Netherlands

Linda M. Savoca                              By: /s/ Michael J. Jeffries
---------------                                  -------------------------------
                                                 MICHAEL J. JEFFRIES
                                                 Managing Director


Witness:                                     H.C. IMPLANTS, B.V.
                                             A Company of The Netherlands

Linda M. Savoca                              By: /s/ Michael J. Jeffries
---------------                                  -------------------------------
                                                 MICHAEL J. JEFFRIES
                                                 Managing Director


Witness:                                     CAM IMPLANTS, B.V.
                                             A Company of The Netherlands

Linda M. Savoca                              By: /s/ Michael J. Jeffries
---------------                                  -------------------------------
                                                 MICHAEL J. JEFFRIES
                                                 Managing Director


Witness:                                     OSTEOTECH/CAM SERVICES, B.V.
                                             A Company of The Netherlands

Linda M. Savoca                              By: /s/ Michael J. Jeffries
---------------                                  -------------------------------
                                                 MICHAEL J. JEFFRIES
                                                 Managing Director


Witness:                                     OST DEVELOPPEMENT
                                             A Corporation of France

Linda M. Savoca                              By: /s/ Michael J. Jeffries
---------------                                  -------------------------------
                                                 MICHAEL J. JEFFRIES
                                                 Managing Director


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